Exhibit 99.1.4

Joint Filing Agreement

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D and any amendments thereto with respect to the common stock beneficially owned by each of them, of Booz Allen Hamilton Holding Corporation, a Delaware corporation. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D and amendments thereto.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the     9     day of December, 2011.

EXPLORER COINVEST, LLC

By: Carlyle Partners V US, L.P., as its Managing Member

By: TC Group V US, L.P., as its General Partner

By: TC Group V US, L.L.C., as its General Partner

By: TC Group Investment Holdings, L.P., as its

Managing Member

By: TCG Holdings II, L.P., as its General Partner

By: DBD Investors V, L.L.C., as its General Partner

By: DBD Investors V Holdings, L.L.C., as its General Partner

By:	*
Name: David M. Rubenstein
Title: Managing Director

CARLYLE PARTNERS V US, L.P.

By: TC Group V US, L.P., as its General Partner

By: TC Group V US, L.L.C., as its General Partner

By: TC Group Investment Holdings, L.P., as its Managing Member

By: TCG Holdings II, L.P., as its General Partner

By: DBD Investors V, L.L.C., as its General Partner

By: DBD Investors V Holdings, L.L.C., as its General Partner

By:	*
Name: David M. Rubenstein
Title: Managing Director

TC GROUP V US, L.P.

By: TC Group V US, L.L.C., as its General Partner

By: TC Group Investment Holdings, L.P., as its

Managing Member

By: TCG Holdings II, L.P., as its General Partner

By: DBD Investors V, L.L.C., as its General Partner

By: DBD Investors V Holdings, L.L.C., as its General

Partner

By:	*
Name: David M. Rubenstein
Title: Managing Director

TC GROUP V US, L.L.C.

By: TC Group Investment Holdings, L.P., as its

Managing Member

By: TCG Holdings II, L.P., as its General Partner

By: DBD Investors V, L.L.C., as its General Partner

By: DBD Investors V Holdings, L.L.C., as its General Partner

By:	*
Name: David M. Rubenstein Title: Managing Director

TC GROUP INVESTMENT HOLDINGS, L.P. By: TCG Holdings II, L.P., as its General Partner By: DBD Investors V, L.L.C., as its General Partner By: DBD Investors V Holdings, L.L.C., as its General Partner

By:	*
Name: David M. Rubenstein Title: Managing Director
TCG HOLDINGS II, L.P. By: DBD INVESTORS V ,L.L.C ., as its General Partner By: DBD INVESTORS V Holdings, L.L.C., as its General Partner

By:	*
Name: David M. Rubenstein Title: Managing Director
DBD INVESTORS V, L.L.C. By: DBD INVESTORS V Holdings, L.L.C ., as its General Partner

By:	*
Name: David M. Rubenstein Title: Managing Director
DBD INVESTORS V HOLDINGS, L.L.C.

By:	*
Name: David M. Rubenstein Title: Managing Director

**
Ralph W. Shrader

**
Francis J. Henry, Jr.

**
Lloyd Howell, Jr.

**
Joseph Logue

**
Joseph W. Mahaffee

**
John D. Mayer

**
John M. McConnell

**
Robert S. Osborne

**
Patrick F. Peck

**
Horacio D. Rozanski

**
Samuel R. Strickland

**
Ronald T. Kadish

**
Gary D. Labovich

**
Richard J. Wilhelm

**
Karen M. Dahut

**
Elizabeth M. Thompson

*	The undersigned, by signing his name hereto, executes this Agreement pursuant to the Power of Attorney executed on behalf of the above-named entities and individuals.

By:	/s/ R. Rainey Hoffman
R. Rainey Hoffman Attorney-in-Fact

**	The undersigned, by signing his name hereto, executes this Agreement pursuant to the Power of Attorney executed on behalf of the above-named entities and individuals.

By:	/s/ Terence Kaden
Terence Kaden Attorney-in-Fact